The Advisors’ Inner Circle Fund III (The “TRUSt”)

Rayliant Wilshire NxtGen US Large Cap Equity ETF (the “Fund”)

Supplement Dated April 10, 2026 to the Fund’s

Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”),

each dated January 28, 2026, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Important Notice Regarding Change in Investment Policy

As previously announced in a supplement on March 16, 2026 (the “March Supplement”), Wilshire Indexes, the Index Provider for the FT Wilshire US Large NxtGen Index (the “Index”), has informed the Fund that the Index has been discontinued. As a result, the Fund is no longer able to track the Index, and Rayliant Investment Research, doing business as Rayliant Asset Management (the “Adviser”), the Fund’s investment adviser, has determined to transition the Fund from a passively-managed exchange-traded fund (“ETF”) that seeks to track the performance of the Index to an actively-managed ETF. In connection with this change, the Adviser will actively manage the Fund pursuant to a substantially similar methodology as that underlying the Index, and the Adviser does not intend to materially change the stock selection or portfolio construction processes by which the Fund is currently managed.

Accordingly, effective immediately, the Fund’s name and investment objective will change as set forth below to remove references to “Wilshire” and the discontinued Index:

	Current	New
Name	Rayliant Wilshire NxtGen US Large Cap Equity ETF	Rayliant NxtGen Multifactor US Equity ETF
Investment Objective	The investment objective of the Fund is to seek to track the total return performance, before fees and expenses, of the FT Wilshire US Large NxtGen Index.	The investment objective of the Fund is to seek long-term capital appreciation.

In addition, on or around June 9, 2026 (the “Effective Date”), the Fund’s 80% investment policy will change as set forth below:

Current	New
80% Investment Policy	Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in component securities of the FT Wilshire US Large NxtGen Index.	Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers located in the United States.

During this transition period, as indicated in the March Supplement, the Fund will continue to invest in the components of the Index, in approximately their weightings, as of the last rebalance of the Index. As a result, during this time the Adviser expects to manage the Fund in a manner consistent with its current 80% investment policy, notwithstanding that the Index has been discontinued. The Adviser further anticipates that the Fund’s current holdings will satisfy the requirements of the Fund’s new 80% investment policy during the 60-day period prior to the Effective Date.

In connection with the foregoing changes, the Fund also will make certain changes to its principal investment strategies and principal risks on or around the Effective Date. The Fund will also remove the Index as its secondary benchmark index in light of the discontinuation of the Index. These changes will be disclosed in the Fund’s amended Summary Prospectus, Prospectus and SAI, each to be dated as of the Effective Date. The Fund’s management fee structure and portfolio management team will remain the same.

Please retain this supplement for future reference.

RAY-SK-012-0100